SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2003

AUTHENTIDATE HOLDING CORP.

(Exact name of Registrant as specified in charter)

Delaware	0-20190	14-1673067

(State or other jurisdic-	(Commission	(IRS Employer
tion of incorporation)	File Number)	Identification No.)

2165 Technology Drive, Schenectady, New York	12308

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (518) 346-7799

(Former name or former address, if changed since last report.)

Item 5: Other Events.

On December 23, 2003, Authentidate Holding Corp. (“Authentidate”) announced that Messrs. F. Ross Johnson and Harry J. Silverman have joined its Board of Directors. A press release disclosing this information was released on December 23, 2003 and is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

Item 7: Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release issued by Authentidate Holding Corp. dated December 23, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2003	AUTHENTIDATE HOLDING CORP.
(Registrant)

	By	/s/ Dennis H. Bunt

Dennis H. Bunt
Chief Financial Officer